EXHIBIT 13.(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TDK Corporation (“TDK”) on Form 20-F for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hajime Sawabe, Chief Financial Officer of TDK, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TDK.

TDK CORPORATION

By:	/s/ Hajime Sawabe Hajime Sawabe President, Representative Director and Chief Financial Officer

Date: August 11, 2003